EXHIBIT 10.4

                          Contractor Services Agreement
                                 by and between
                       30DC, Inc. and 23V Industries Ltd.
                               dated July 1, 2009
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CONTRACT FOR SERVICES - AGREEMENT





30DC, INC.


and


23V Industries Ltd







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                                TABLE OF CONTENTS



1.       DEFINITIONS AND INTERPRETATION........................................1

         1.1      DEFINITIONS..................................................1
         1.2      INTERPRETATION...............................................2

2.       ENGAGEMENT............................................................3

         2.1      ENGAGEMENT...................................................3

3.       COMMENCEMENT..........................................................4

4.       REMUNERATION AND REVIEW...............................................4

         4.1      REMUNERATION.................................................4
         4.2      TAX..........................................................4
         4.3      PERFORMANCE BONUS............................................4
         4.4      REVIEW.......................................................4

5.       EXPENSES..............................................................5

         5.1      EXPENSES.....................................................5

6.       CONSULTING SERVICES...................................................5

7.       POLICIES AND PROCEDURES...............................................5

8.       INTELLECTUAL PROPERTY.................................................6

9.       CONFIDENTIALITY.......................................................6

10.      CONFLICT OF INTEREST..................................................7

11.      TERMINATION...........................................................7

         11.1     RESTRICTION ON TERMINATION...................................7
         11.2     BY THE COMPANY WITHOUT NOTICE................................7
         11.3     BY THE COMPANY WITH NOTICE...................................8
         11.4     BY THE CONTRACTOR WITH NOTICE................................8
         11.5     CONSEQUENCES OF TERMINATION..................................8
         11.6     BOARD REACTION TO TERMINATION................................8
         11.7     RETURN OF COMPANY PROPERTY...................................9

12.      REENGAGEMENT..........................................................9

         12.1     REENGAGEMENT.................................................9
         12.2     FURTHER AGREEMENT............................................9

13.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE............................9

         13.1     DISPUTE......................................................9
         13.2     NOTICE OF DISPUTE............................................9
         13.3     DISPUTE RESOLUTION...........................................9

14.      NOTICES..............................................................10

15.      GENERAL PROVISIONS...................................................11

         15.1     GOVERNING LAW...............................................11
         15.2     ENTIRE AGREEMENT............................................11
         15.3     NO RELIANCE.................................................11
         15.4     NO WAIVER...................................................11
         15.5     SEVERABILITY................................................11
         15.6     BINDING NATURE..............................................11
         15.7     NO VARIATION................................................11
         15.8     NO ASSIGNMENT...............................................11
         15.9     COUNTERPARTS................................................12
         15.10    EXTENT THAT THE LAW PERMITS.................................12
         15.11    SPECIFIC PERFORMANCE........................................12
         15.12    CUMULATIVE RIGHTS...........................................12

SCHEDULE 13





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CONTRACT FOR SERVICES AGREEMENT
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CONTRACT FOR SERVICES AGREEMENT


DATE
--------------------------

PARTIES
--------------------------
                                    30DC,  INC.  of 69  Ardmillan  Road,  Moonee
                                    Ponds, Victoria, Australia

                                                                       (COMPANY)

                                    23V   INDUSTRIES   LTD  of  7  Norman  Road,
                                    Runcorn, Cheshire, United Kingdom, WA7 5PE


                                                                    (CONTRACTOR)


BACKGROUND
--------------------------

                                    This Agreement memorializes the pre existing
                                    contractual  relationship  and formally sets
                                    the terms and conditions between the parties
                                    from    July   1,   2009   and   all   prior
                                    understandings  and  agreements  -  oral  or
                                    written  are  merged  herein.   The  parties
                                    acknowledge  that the effective date of this
                                    Agreement,  regardless  of the date  hereon,
                                    relates   back  to  the   inception  of  the
                                    contractual    relationship    between   the
                                    parties.

A. The Company offers the Contractor engagement on the terms and conditions set out in this Agreement.

B. The Contractor wishes to accept the offer of engagement on the terms set out in this Agreement.

                                    --------------------------------------------

AGREEMENT

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         In this Agreement, unless the context otherwise requires:

         30 DAY CHALLENGE BUSINESS means the internet marketing business and educational program owned and operated by the Company;

         30DC GROUP means the businesses and companies operating within the Company and includes the 30 Day Challenge Business, the Immediate Edge Business and the Facebook Applications Business;

         AGREEMENT means this agreement, the Schedules and Annexures attached to this agreement and any document or documents supplemental to this agreement;

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CONTRACT FOR SERVICES AGREEMENT
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         BOARD means the board of  directors  of the  Company,  and includes any committee of the Board duly appointed by it;

         BUSINESS DAY means a day which is not a Saturday, Sunday or public holiday in Delaware, United States of America;

         CHAIRMAN means the person appointed as Chairman of the Board of the Company from time to time;

         COMMENCEMENT DATE means the commencement date set out in Item 1 of the Schedule or such other date as agreed by the parties;

         CONFIDENTIAL INFORMATION has the meaning given in clause 9(a);

         ENGAGEMENT means the engagement of the Contractor under this Agreement;

         ENGAGEMENT COST means the amount set out in Item 4 of the Schedule and is made up of a remuneration package including cash payments and non cash payments and benefits (for the avoidance of doubt this does not include performance-based bonuses referred to in clause 4.2) provided to the Contractor in accordance with clause 4 and includes any applicable taxation payable on the components of the remuneration package (whether income tax or otherwise);

         FACEBOOK APPLICATIONS BUSINESS means the business of developing and operating the Facebook applications: "Peel a Meal", "Brimmies Super Cups", "Blinko" and "Pop the Top", owned and operated by the Company;

         IMMEDIATE EDGE BUSINESS means the online education and training business in internet marketing and small business start up, owned and operated by the Company;

         INTELLECTUAL PROPERTY means:

         (a)      copyright;

         (b) all rights conferred under statute, common law or equity in relation to inventions (including patents);

         (c)      registered and unregistered trademarks;

         (d)      registered and unregistered designs;

         (e)      circuit layouts; and

         (f) all other agreed rights resulting from intellectual activity in the industrial and mining fields;

         MONTH means calendar month; and

         TERM means the term set out in Item 2 of the Schedule.

1.2      INTERPRETATION

         In this Agreement, unless the context otherwise requires:

         (a)      the singular includes the plural and vice versa;

         (b)      a reference to gender includes both genders;

         (c) the word "person" means a natural person and any association, body or entity whether incorporated or not;

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CONTRACT FOR SERVICES AGREEMENT
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         (d)      headings in this Agreement are for convenience only and do not affect its interpretation or construction;

         (e) a reference to writing includes any communication sent by post, fax or e-mail transmission;

         (f) where any word or phrase is defined, any other part of speech or other grammatical form of that word or phrase has a cognate meaning;

         (g) a reference to any statute, proclamation, rule, code, regulation or ordinance includes any amendment, consolidation, modification, re-enactment or reprint of it or any statute, proclamation, rule, code, regulation or ordinance replacing it;

         (h) a reference to US DOLLARS or USD or US$ is a reference to the lawful tender of the United States of America;

         (i) a reference to time refers to time in Delaware, United States of America;

         (j) mentioning anything after "include", "includes" or "including" does not limit what else might be included;

         (k) no rule of construction applies to the disadvantage of a party because this Agreement is prepared by (or on behalf of) that party;

         (l) a reference to any thing is a reference to the whole and each part of it;

         (m) a reference to a group of persons is a reference to all of them collectively and to each of them individually;

         (n) expressions defined in Chapter 1 of the Law have (with necessary modifications) corresponding meanings;

         (o) any direction, approval, discretion or decision given, exercised or made by the Board under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Board by the Company to act for and on its behalf; and

         (p) any direction, approval, discretion or decision given, exercised or made by the Chairman under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Chairman by the Board to act for and on behalf of the Company.

2.       ENGAGEMENT
--------------------------------------------------------------------------------

2.1      ENGAGEMENT

         The Contractor will:

         (a) be engaged by the Company, and will continue to be so engaged for the Term unless the Engagement is terminated by either party in accordance with the terms of this Agreement;

         (b) provide the services set out in Item 3 of the Schedule to this Agreement; and

         (c) report to the Board or to such other persons as the Board may nominate from time to time.

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CONTRACT FOR SERVICES AGREEMENT
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3.       COMMENCEMENT
--------------------------------------------------------------------------------

         The Contractor will commence the Engagement on the Commencement Date.

4.       REMUNERATION AND REVIEW
--------------------------------------------------------------------------------

4.1      REMUNERATION

         (a) The Company will pay the Engagement Cost to the Contractor as remuneration for services under this Agreement.

         (b) The Engagement Cost shall be adjusted in accordance with this Agreement.

         (c) Subject to clause 4.1(d), the Contractor will be entitled to receive the Engagement Cost wholly by way of cash or partly by way of cash and partly by way of such other benefits as the Company may lawfully provide, as the Contractor may elect from time to time consistent with the policy of the Company on such matters, provided that the cost to the Company does not exceed the Engagement Cost.

         (d) The Engagement Cost will be paid to the Contractor by equal monthly instalments on the 15th day of each Month or as otherwise agreed.

         (e) The Engagement Cost is compensation to the Contractor for all services agreed to be provided under this Agreement and the Contractor is not entitled to additional payment unless agreed otherwise or as varied under clauses 4.3 and 4.4.

4.2      TAX

         Contractor is an independent business and shall be solely responsible for making all its own tax returns and deductions with regard to tax and national insurance. The Contractor agrees to indemnify the Company in respect of any and all claims that may be made by the relevant authorities against the Company in respect of tax and national insurance.

4.3      PERFORMANCE BONUS

         In addition to the Engagement Cost, the Board and the Contractor will agree upon milestones for bonus achievement. The actual bonus amount and the method of payment will be determined by the Board in its absolute discretion, details of which are set out in Item 5 of the Schedule.

4.4      REVIEW

         (a) The Contractor's remuneration will be subject to annual review by the Board having regard to such matters as the quantity and quality of services provided by the Contractor, the performance of the Company, the performance of the 30DC Group, the remuneration available outside the 30DC Group for contractors with responsibilities and experience equivalent to those of the Contractor and the benefits which have accrued and will accrue to the Company as a result of the provision of the Services. The Engagement Cost cannot be reduced (except with the consent in writing of the Contractor). The Company has the absolute discretion whether to increase the Engagement Cost on review.

         (b) The Contractor may, at any time in writing, request that the Engagement Cost be varied.

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CONTRACT FOR SERVICES AGREEMENT
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5.       EXPENSES
--------------------------------------------------------------------------------

5.1      EXPENSES

         The  Company  will   reimburse  the   Contractor   for  all  reasonable
         travelling, hotel, entertainment, telephone, internet and other expenses properly incurred by the Contractor in the performance of the Agreement provided that the Contractor must produce to the Chairman such records and receipts verifying those expenses as the Chairman may reasonably request in accordance with the Company's policy in this regard from time to time.

6.       CONSULTING SERVICES
--------------------------------------------------------------------------------

         (a)      During the course of the Engagement, the Contractor:

                  (i) will provide services appropriate to this Agreement and in so doing must use its best endeavours to further the prosperity and enhance the reputation of the Company and the 30DC Group; and

                  (ii) must not, without the prior written consent of the Board, directly or indirectly be engaged or interested in any other business activity competing with that of the 30DC Group (for the avoidance of doubt this will not preclude the Contractor from engaging subcontractors in the provision of services under this Agreement) but this will not preclude the Contractor from holding or acquiring not more than 5% of the shares or securities of any corporation officially listed on any recognised stock exchange or holding or acquiring any real property by way of passive personal investment which holding or acquisition is not inconsistent with the intent of the foregoing provisions of this clause.

         (b)      In addition to the above provisions the Contractor must:

                  (i) provide advice and services to the Company and the 30DC Group faithfully, efficiently and diligently and exercise all due care and skill in the performance of the Contractor's services under this Agreement;

                  (ii) refrain from acting or giving the appearance of acting contrary to the interests of the Company and the 30DC Group;

                  (iii) not solicit or attempt to persuade any clients of the Company and the 30DC Group to use the services of any other business; and

                  (iv) keep confidential all raw data and trade secrets the Contractor acquires during the Engagement with the Company and the 30DC Group, including techniques, product information, client lists and any other information which is confidential to the Company and the 30DC Group.

         (c) Where appropriate, the Contractor may be required to undertake training as arranged by, and paid for by, the Company and the 30DC Group to better understand the business of the Company and the 30DC Group.

         (d)      Each of the Company and the  Contractor  will act towards each
                  other  with  respect  to  this   Agreement   and  all  matters
                  incidental to it in good faith.

7.       Policies and procedures
--------------------------------------------------------------------------------

         (a) The Contractor acknowledges that the Company, in order to comply with its legal obligations and best practice, will from time to time introduce policies and procedures with respect

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CONTRACT FOR SERVICES AGREEMENT
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                  to, for example,  workplace surveillance  (including email and
                  internet   usage),   anti-discrimination,   equal   engagement
                  opportunity and occupational health and safety.

         (b)      The  Contractor  agrees to become  familiar with such policies and  procedures  and,  insofar  as  the  carrying  out  of the services by the Contractor will affect the carrying out of those policies and procedures by the Company and its employees, will not do anything which would result in a breach of such policies and procedures.

         (c) Subject to (b) these polices and procedures do not form part of this Agreement and are not incorporated into the terms and conditions of the Engagement with the Company.

         (d) A policy or procedure introduced by the Company may contain provisions to redress breach of that policy. Steps taken by the Company to redress breach of a policy or procedure by the Contractor may include warning or termination of this Agreement under clause 11.2.

8.       Intellectual Property
--------------------------------------------------------------------------------

         (a) All rights of any nature in relation to Intellectual Property developed or created by the Contractor for the purpose of the Engagement or using the Company's resources, whether such Intellectual Property was created during business hours or not, will vest in the Company upon creation, and the Contractor will have no claim to or interest of any nature in such Intellectual Property, unless otherwise agreed in writing by the Contractor and the Company.

         (b) Notwithstanding clause 8(a), and to the extent possible, the Contractor shall assign to the Company all present and future rights in relation to any Intellectual Property developed or created in the manner described in clause 8(a).

         (c)      The assignment in clause 8(b) is:

                  (i)      without restriction as to use or territory;

                  (ii)     in perpetuity; and

                  (iii)    effective   without  any   further   payment  to  the
                           Contractor, whether by way of royalty or otherwise, in consideration for the assignment.

         (d) The Contractor must do all things necessary to give effect to this assignment.

         (e) It is acknowledged by the Company that the Contractor has developed or created intellectual property prior to this Agreement and may in the future develop or create intellectual property neither for the purpose of the Engagement nor using the Company's resources including but not limited to patents, software, services, online marketing tools, and techniques for the arrangement of software and online marketing tools and services and that this intellectual property shall at all times be and remain the property of the Contractor.

9.       CONFIDENTIALITY
--------------------------------------------------------------------------------

         (a) During the Engagement and at all times after the termination of the Engagement, the Contractor must not, except:

                  (i)      in the proper course of providing services;

                  (ii)     as may be required by law; or

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CONTRACT FOR SERVICES AGREEMENT
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                  (iii)    with the prior consent in writing of the Chairman,

                  divulge or disclose to any other person, firm or corporation any confidential information relating to the Company or the 30DC Group, being specifically any raw data, technology, or process which is confidential or of a sensitive nature and not already in the possession of the Contractor prior to the Engagement or in the public domain, or any trade secrets of which the Contractor may become possessed whilst engaged in any way whatsoever by the Company (collectively referred to as the CONFIDENTIAL INFORMATION).

         (b) The Contractor must not use or attempt to use the Confidential Information in any manner which will or may cause or be calculated to cause injury or loss to the Company or the 30DC Group.

         (c) During the Engagement, the Contractor must use its best endeavours to prevent the unauthorised disclosure of any of the Confidential Information by or to third parties.

         (d) The provisions of clauses 9(a) and 9(b) of this Agreement will continue to apply after termination of the Engagement without limitation in point of time but will cease to apply to information or knowledge which may come into the public domain, other than by breach by the Contractor of this Agreement.

         (e) Since any breach of the provisions of clauses 9(a), 9(b) and 9(c) of this Agreement may diminish the value of the Confidential Information, the Contractor acknowledges that the Company, for itself and on behalf of the 30DC Group, will be entitled to equitable relief, including but not limited to injunctive relief and specific performance, without showing or proving actual damages sustained by the Company or the 30DC Group and the Contractor also acknowledges that the Company and the 30DC Group will also be entitled to money damages.

10.      CONFLICT OF INTEREST
--------------------------------------------------------------------------------

         (a) The Contractor must at the earliest opportunity, disclose in writing to the Board any financial, legal, professional or personal interest that may conflict with its provision of services under this Agreement or with the business of the Company and the 30DC Group.

         (b) The Contractor must not engage in activities outside the Engagement where:

                  (i) the Contractor's involvement in such activities would adversely affect its provision of services under this Agreement;

                  (ii) the Contractor's involvement in such activities would result in a conflict of interest;

                  (iii) Company property or resources are used for such activities without express permission of the Board.

11.      TERMINATION
--------------------------------------------------------------------------------

11.1     RESTRICTION ON TERMINATION

         Subject to the provisions of clause 11.2, this Agreement may not be terminated by either party during the 24 Month period commencing on the Commencement Date.

11.2     BY THE COMPANY WITHOUT NOTICE

         (a) Where the Board decides to terminate the Engagement for reasons specified in this clause, it may do so by giving

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CONTRACT FOR SERVICES AGREEMENT
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                  notice   effective   forthwith  and  without  payment  of  any
                  remuneration, allowances or incentives of any nature, other than as accrued to the date of termination. Termination
                  without   notice   may  occur  in   circumstances   where  the
                  Contractor:

                  (i) fails to provide services or becomes unable to provide the services under this Agreement for a period of not less than one Month or any periods aggregating not less than one Month in any period of 12 Months;

                  (ii)     is guilty of any serious or wilful misconduct; or

                  (iii) is charged with any criminal offence which in the reasonable opinion of the Board brings the
                           Contractor, the Company or the 30DC Group into serious disrepute.

                  (iv)     wilfully violates U.S. securities laws.

11.3     BY THE COMPANY WITH NOTICE

         After the initial 24 month restriction on termination, the Company may terminate the Engagement at any time by giving six Months' notice in writing to the Contractor.

11.4     BY THE CONTRACTOR WITH NOTICE

         After the initial 24 month restriction on termination, the Contractor may terminate the Engagement by giving six Months' notice in writing to the Company. If the Contractor does not give the required period of notice then the Company may withhold money equivalent to the
         Contractor's remuneration for the shortfall in the required period of notice, on the basis that amount be forfeited by the Contractor to the Company.

11.5     CONSEQUENCES OF TERMINATION

         Where either the Contractor or the Company gives notice of termination of the Engagement, on the date that notice is given or at any time after that during the currency of the notice, the Company may do either of (a) or (b) below:

         (a) pay the Contractor a lump sum equal to at least the total of all amounts that, if the Engagement had continued until the end of the required period of notice, the Company would have become liable to pay to the Contractor because of the Engagement continuing during that period. If the Company makes that payment then the Engagement terminates on tender by the Company to the Contractor of that lump sum; or

         (b) require the Contractor to no longer provide services to the Company (for the balance of the period of the notice).

         (c)      For the avoidance of doubt, termination notice also terminates
                  the   officer's   position   on  the  date   thereof   without
                  resignation.

11.6     BOARD REACTION TO TERMINATION

         If at any time either the Company or the Contractor gives the other notice of termination of the Engagement, the Board will immediately be entitled to:

         (a) appoint, with effect from such date as may be designated by the Board, another contractor to provide the services that were being carried out by the Contractor immediately prior to the date upon which any such notice of termination is given; and

         (b) require the Contractor to assist any contractor or person appointed to provide the services as the Board may deem necessary and for such period within the six Month period of notice as the Board may determine to ensure an orderly handover of the Contractor's services to the replacement provider.

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11.7     RETURN OF COMPANY PROPERTY

         The Contractor expressly covenants that it shall immediately upon the termination of the Engagement deliver up to the Company all correspondence, documentation, specifications, papers, records (including for the avoidance of doubt all records held in electronic format) and all other property of the 30DC Group which may be in its possession or under its control and the Contractor warrants that no copies of any such correspondence, documentation, specifications, papers, records or other property shall be retained by them.

12.      Reengagement
--------------------------------------------------------------------------------

12.1     REENGAGEMENT

         Subject to clause 12.2:

         (a) at least six Months prior to the expiration of the Term, the Company and the Contractor shall confer with the view to reaching agreement as to whether the Contractor shall be re-engaged for a further term, and if so, on the terms for re-engagement; and

         (b) each party shall advise the other no later than four Months (or such other period as may be agreed in writing) prior to the expiration of the Term of their decision regarding re-engagement pursuant to clause 12.1(a).

12.2     FURTHER AGREEMENT

         (a) Upon agreement in relation to re- engagement of the Contractor in accordance with this clause 12 the Contractor shall enter a further agreement on termination or completion of this Agreement;

13.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE
--------------------------------------------------------------------------------

13.1     DISPUTE

         If any dispute arises out of this Agreement (DISPUTE), a party to the Agreement must not commence any court or arbitration proceedings unless the parties to the Dispute have complied with the following provisions of this clause 13, except where a party seeks urgent interlocutory relief.

13.2     NOTICE OF DISPUTE

         A party to this Agreement claiming that a Dispute has arisen out of or in relation to this Agreement must give written notice (NOTICE) to the other party to this Agreement specifying the nature of the Dispute.

13.3     DISPUTE RESOLUTION

         If the parties do not agree within seven days of receipt of the Notice (or such further period as agreed in writing by them) as to the:

         (a) dispute resolution technique (e.g. expert determination) and procedures to be adopted;

         (b)      timetable for all steps in those procedures; and

         (c) selection and compensation of the independent person required for such technique,

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         the parties must mediate the Dispute in  accordance  with the mediation rules of the State of Delaware and the mediator will be selected by the Superior Court of Delaware from the Superior Court's Mediator's List.

14.      NOTICES
--------------------------------------------------------------------------------

         (a) A party must ensure that a notice it sends under this Agreement is in writing.

         (b) Subject to the requirements for service in any relevant legislation, a notice is deemed to be given:

                  (i)      if sent by hand, at the time of delivery;

                  (ii) if sent by facsimile transmission, at the time recorded on the transmission report;

                  (iii) if sent by e-mail, subject to the sending party receiving proof of a successful transmission, on the Business Day it is sent;

                  (iv) if the notice is sent by prepaid post, seven Business Days after posting; and

                  (v) if the notice is sent by registered mail, seven Business Days after the sender sends the notice.

         (c)      Clause 14(b)(ii) does not apply if:

                  (i) the intended recipient promptly informs the sender that the transmission was received in an incomplete or garbled form; or

                  (ii) the transmission report of the sender indicates a faulty or incomplete transmission.

         (d) If delivery or receipt is not on a Business Day or if receipt is later than 5.00 pm, local time at the place of delivery, then the notice is deemed to have been delivered and received on the next Business Day.

         (e) Subject to clause 14(g), a party must address a notice as follows:

         If to the Contractor:

                   Address:         23V Industries Ltd
                                    of 7 Norman Road,
                                    Runcorn, Cheshire, United Kingdom, WA7 5PE

                   Email:           danraine@gmail.com
                   Attention:       Dan Raine


         If to the Company:

                   Address:         30DC, INC.
                                    69 Ardmillan Road
                                    Moonee Ponds  VIC  3039
                                    AUSTRALIA

                   Email:           eddale@mac.com
                   Attention:       Ed Dale

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         (f)      A party must  notify the other  party that it has  changed its address.

         (g) A party must send a notice to the other party's last notified address.

         (h)      Despite   anything  in  this  clause  14,  a  party  does  not
                  effectively send a notice if that party knows that the intended recipient will not see the notice for the whole or a substantial part of the period in the notice.

15.      GENERAL PROVISIONS
--------------------------------------------------------------------------------

15.1     GOVERNING LAW

         This Agreement is governed by the laws of Delaware, United States of America.

15.2     ENTIRE AGREEMENT

         (a) This Agreement contains the entire understanding between the parties in relation to its subject matter.

         (b) There are no express or implied conditions, warranties, promises, representations or obligations, written or oral, in relation to this Agreement other than those expressly stated in it or necessarily implied by law.

15.3     NO RELIANCE

         The Contractor acknowledges that it has entered into this Agreement without relying on any representation by the Company.

15.4     NO WAIVER

         (a) No failure, delay, relaxation or indulgence by a party in exercising any power or right conferred upon it under this Agreement will operate as a waiver of that power or right.

         (b) No single or partial exercise of any power or right precludes any other or future exercise of it, or the exercise of any other power or right under this Agreement.

15.5     SEVERABILITY

         If any provision of this Agreement is invalid, void or unenforceable, all other provisions which are capable of separate enforcement without regard to an invalid, void or unenforceable provision are and will continue to be of full force and effect in accordance with their terms.

15.6     BINDING NATURE

         This Agreement binds and inures for the benefit of the parties, their respective successors (including, in the case of natural persons, their legal personal representatives) and permitted assigns.

15.7     NO VARIATION

         This Agreement may not be varied except by written instrument executed by the parties.

15.8     NO ASSIGNMENT

         The Contractor may not without the prior written consent of the Company assign or encumber all or any part of its rights under this Agreement or attempt or purport to allow another entity to assume the Contractor's obligations under this Agreement.

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15.9     COUNTERPARTS

         (a) The parties may execute this Agreement in two or more counterparts.

         (b)      The parties deem that each counterpart is an original.

         (c)      All counterparts together constitute one instrument.

15.10    EXTENT THAT THE LAW PERMITS

         The terms of this Agreement apply to the extent the law permits.

15.11    SPECIFIC PERFORMANCE

         The parties agree that:

         (a)      damages for breach of this Agreement are inadequate; and

         (b) a party is entitled to specific performance or injunctive relief or both.

15.12    CUMULATIVE RIGHTS

         A party's rights under this Agreement are in addition to the rights of the parties at law.






























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CONTRACT FOR SERVICES AGREEMENT
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                                    SCHEDULE


ITEM 1                     1st  July 2009
Commencement Date

ITEM 2                     The period of three years from the Commencement Date
Term

ITEM 3                     The services to be supplied by Contractor are:
Services to be supplied

                           1.       web development;

                           2.       web design;

                           3.       copywriting;

                           4.       website administration;

                           5. to make available Mr. Dan Raine to act as Vice President of Business Development of the Company and Manager of the Immediate Edge division as approved and subject to the direction and requirements of the Chief Executive Officer and the Board of Directors; and

                           6. any other services the parties may agree upon from time to time.



ITEM 4                              US$250,000 PER ANNUM
Engagement Cost

ITEM 5
Performance Bonus          If the  revenue  of the 30DC Group in any year of the
                           Engagement  calculated from the Commencement  Date is
                           doubled,  the Company  shall issue to the  Contractor
                           that number of shares in the Company  comprising  50%
                           of the Engagement Cost.

                           The Contractor will be entitled to participate in any stock option plan adopted by the Company on listing on the OTC Bulletin Board.

                           The  Contractor   will  be  entitled  to  other  such
                           benefits and incentive payments, as may be deemed appropriate by the Company and the 30DC Group.















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EXECUTED AS AN AGREEMENT


SIGNED SEALED AND DELIVERED for and on behalf of      )
30DC, INC. by authority of the directors in the       )
presence of:                                          )


....................................     .......................................
Secretary/Director                      Director

....................................     .......................................
Name (please Print)                     Name (please Print)




SIGNED by 23V INDUSTRIES LTD in                       )
the presence of:                                      )




....................................     .......................................
Signature of Witness                    Former Director of 23V INDUSTRIES LTD

....................................     .......................................
(Print) Name of Witness                 Name (Please Print)






















                                      -14-